Exhibit 99.1

Heckmann Corporation and Power Fuels to Merge Creating a

Leading Environmental Services Company Focused on Energy

and Industrial End-Markets

Pro-forma Combined Company Generated Trailing 12-month Revenues of $699.1 Million and Adjusted EBITDA of $221.9 Million as of June 30, 20121,2,3,4

Strengthened Capital Structure and Strong Cash Flow Expected to Support Continued

Growth and Expansion – Pro-forma Leverage Reduced to 2.6x Trailing 12-month

Adjusted EBITDA

Substantial Value Creation Opportunities for Both Organizations’ Stakeholders,

Customers, and Employees through Transportation, Recycling, Reprocessing, Re-Use &

Disposal Capabilities

Pittsburgh, PA — September 4, 2012 — Heckmann Corporation (NYSE: HEK) (the “Company”) today announced that it has entered into a definitive agreement (“the Agreement”) with Mark Johnsrud, founder and owner of Badlands Energy, LLC, a North Dakota limited liability company doing business as Power Fuels (“Power Fuels”), to merge with Power Fuels, a privately held North Dakota-based environmental services provider focused on the transportation, treatment, recycling, and disposal of fluids at Power Fuels’ sites. Power Fuels is the largest environmental services company in the Bakken Shale basin, a premier unconventional oil shale. The business combination accelerates Heckmann’s strategy of providing a one-stop-shop for comprehensive environmental solutions. The merger is expected to be highly accretive to Heckmann’s earnings per share and is expected to close in the fourth quarter of 2012. The Agreement, and completion of the merger, is subject to customary regulatory approvals, such as filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and customary closing conditions including the approval of Heckmann’s stockholders, which is required under NYSE listing standards to issue shares in connection with this transaction.

Through June 30, 2012, Power Fuels generated trailing 12-month revenues of approximately $363.5 million and trailing 12-month adjusted EBITDA of approximately $154.7 million4. Under terms of the Agreement, Heckmann plans to pay $125.0 million in cash and 95.0 million shares of the Company’s common stock5, subject to, among other things, a two-year lockup agreement and a two-year standstill agreement. Heckmann will also assume/refinance approximately $150 million in Power Fuels’ debt. The Company is in discussions with its current lending group to expand the size of its credit facility to accommodate the transaction.

[1]

On September 30, 2011, Heckmann completed the divestiture of China Water & Drinks, Inc., which formed the Company’s bottled water business segment. The Company reclassified its bottled water segment as discontinued operations in 2011 and its comparable period results reflect this change.

[2]

For a reconciliation of these non-GAAP financial measures to their comparable GAAP financial measures please see the Appendix to our presentation filed as Exhibit 99.2 to our Current Report on Form 8-K filed on September 4, 2012, which presentation is also posted on the Company’s website at www.heckmanncorp.com.

[3]

Pro-forma financial results for the first quarter of 2012 include the effect of Heckmann Environmental Services (HES – formerly Thermo Fluids Inc., or TFI) as if acquired on January 1, 2012. Heckmann completed the acquisition of TFI on April 10, 2012.

[4]	Power Fuels’ unaudited LTM revenue and EBITDA reflect the removal of a related entity, Badlands Development II, LLC, as it will not be a part of this transaction.
[5]	Upon closing, it is anticipated that Mr. Johnsrud will own approximately 38% of the combined Company.

Heckmann Corporation

The transaction significantly expands Heckmann’s total environmental solutions operations. The business combination is expected to double Heckmann’s annual revenue, extend its geographic reach and broaden Heckmann’s customer base. The combined Company will continue to expand its environmental service offering by leveraging the respective strengths of each organization, including the recently acquired Thermo Fluids Inc. business with its environmental recycling expertise. The combination is expected to create value for the stockholders through:

•	Immediately and materially increasing earnings per share;

•

Providing immediate access to the fast growing and oil-focused Bakken Shale area and expanding the Company’s leverage to oil – on a pro-forma combined basis, over 70% of current shale-related revenues are derived from oil and liquids basins;

•	Continuing to expand the recurring-revenue base of the Company;

•	Establishing an industry-leading management team by combining the Power Fuels team and their extensive operating expertise with the existing Heckmann team;

•	Creating a Company with a leading presence and nationwide customer support network in all major shale areas including the Bakken, Haynesville, Marcellus, Eagle Ford, Permian and Utica;

•	Leveraging complementary and significant operating and tax benefits; and,

•	Providing additional cash flow generation to support future growth.

On a pro-forma basis, after giving effect to the cash and refinanced debt of the transaction, the combined Company’s leverage ratio would have been reduced to approximately 2.6 times trailing 12-month adjusted EBITDA as of June 30, 2012.

“Just three years ago, in the Summer of 2009, we set out to build the largest environmental services company in the United States, operating in a completely new market segment. We are well down that path, and one billion dollars in revenue is within our reach,” said Mr. Richard J. Heckmann, Chairman and Chief Executive Officer of Heckmann Corporation. “Producers in the U.S. shale basins are extremely focused on environmental solutions and looking for what we offer – a large nationwide company with dedicated services to handle their environmental needs. Our multi-basin presence allows us to migrate and expand with our customers as they further develop their shale assets. As their results show, the Power Fuels team is comprised of top-tier operators, and they will significantly complement our operating team. Together, we have constructed a nationwide footprint with approximately 3,000 employees and an expanding environmental services offering. We are the only company that we know of offering all of the above. In addition, our proprietary paperless tracking, billing and regulatory reporting capabilities, along with our access to the latest treatment technologies, sets us apart from others entering this new segment.”

Mr. Heckmann continued, “In addition, our earlier acquisition of Thermo Fluids and its recycling expertise now becomes a critical element in leveraging our comprehensive environmental solutions services. We will not only manage all facets of water transport, re-use, treatment and disposal, but also provide recycling services including closed-loop solid waste management, oil reclamation, antifreeze collection and re-manufacturing, oil filter collection and recycling, and tank bottom and oily waste treatment for a diverse

Heckmann Corporation

customer base that seeks to consolidate their supplier base. Our executives and managers are some of the most experienced in the environmental business and understand the issues around the recycling, treatment, movement and disposal of fluids connected with domestic energy. We believe we have built a truly unique and expansive full-service environmental services business and have now added significant scale and operating experience.”

Governance and Management

Upon closing of the transaction, Mr. Heckmann will become Executive Chairman of the Board with full time responsibilities including leading the Company’s Board and overall corporate strategy. Mr. Johnsrud will join the Heckmann Board of Directors as Vice Chairman and become Chief Executive Officer of the Company. Mr. Johnsrud has been the CEO of Power Fuels since he acquired the business in 2005 and is a former senior executive with several financial services firms, most recently as a Managing Director and Senior Vice President at Bank of America. He holds an M.S. degree in economics from Texas A&M University. In addition, Jay Parkinson will join the business in the near term as Executive Vice President and Chief Financial Officer. Mr. Parkinson joins the Company from Jefferies & Company, Inc., where he was a Managing Director in the firm’s Energy Investment Banking group. Chuck Gordon will continue to direct the water business and serve as President of the newly created Fluids Management Division, which will include Power Fuels. James Devlin, who joined the Company with the Thermo Fluids acquisition last Spring, will be President of the newly created Recycling Division. Chris Chisholm will continue to serve the Company as Executive Vice President and CFO of the Fluids Management Division. Damian Georgino will continue in his role with the Company as Executive Vice President and Chief Legal Officer.

“I am extremely excited about this transaction. The merger will form a leading environmental services business focused on providing a comprehensive, single source for environmental solutions,” said Mr. Johnsrud. “The unconventional shale plays are a game-changer for the U.S. domestic energy equation, and the key issue for producers is ensuring top-tier environmental management of their operations. The combined company is ideally suited to provide professional and comprehensive environmental solutions to our customers, and for some time they have asked us to consider expanding our services. As we merge our organizations, we are building a company that can provide leading service and technology for our combined customer base. The expanding focus on domestic energy development will also give our workforce an exciting platform for professional growth.”

Mr. Johnsrud continued, “I am also very excited about the opportunity to work with Dick as we build this Company. Dick has decades of experience, having built three separate billion dollar plus companies listed on the NYSE, and his experience will be invaluable working on overall corporate strategy and direction of the business.”

Power Fuels operates a fleet of nearly 500 water trucks and 19 disposal wells in the Bakken Shale area, as well as a large water-related rental fleet of equipment. The merger of the Power Fuels and Heckmann operations will bring the Company’s fleet to approximately 1,300 heavy-duty trucks, 3,800 frac tanks, 2,000 other fluid handling and solid-waste tanks and other environmental services equipment, 200 rail cars and more than 45 disposal wells, with additional wells in the permitting process. Upon completion of the acquisition, Heckmann will have over 300 miles of permanent and temporary piping and operate 70 locations across 26 states with 3,000 employees and more than 20,000 customers.

Heckmann Corporation

With the addition of Power Fuels, Heckmann customers will include all of the country’s major oil and gas producers, as well as a host of Fortune 500 companies.

Jefferies & Company, Inc. served as the exclusive financial advisor to Heckmann in conjunction with the transaction, and Reed Smith LLP served as the Company’s legal counsel. Wells Fargo Securities, LLC served as the exclusive financial advisor to Power Fuels, and Jenner & Block LLP served as legal counsel.

Conference Call and Webcast

The Company will host a conference call on Tuesday, September 4, 2012 at 1:00 p.m. ET (10:00 a.m. PT) to discuss the proposed acquisition. To participate on the conference call, please dial 1-877-941-1427 or 1-480-629-9664 and reference conference ID 4562538. An audio replay of the conference call will be available approximately one hour after the conclusion of the call. The audio replay can be accessed by dialing 1-800-406-7325 or 1-303-590-3030 and entering access code 4562538.

The Company has posted to its website a presentation discussing the merger, which will serve as a guide to the discussion on the Company hosted conference call.

The call will be webcast live and the replay will be available for 12 months. Both will be available in the “For Investors” section of the Heckmann Corporation website at www.heckmanncorp.com.

About Heckmann Corporation

Heckmann Corporation (NYSE:HEK) is an environmental services company. Heckmann is dedicated to the movement, treatment and disposal of water generated by energy companies involved in the discovery and production of oil, natural gas liquids and natural gas. Heckmann is also a one-stop-shop for collection and recycling services for oily waste products, including used motor oil, oily wastewater, spent antifreeze, used oil filters and parts washers. Heckmann is building a national footprint across its environmental service offerings and has more than 1,500 employees and operates in 52 locations in the United States.

Interested parties can access additional information about Heckmann at http://www.heckmanncorp.com, and in documents filed with the United States Securities and Exchange Commission at http://www.sec.gov.

About Power Fuels

Badlands Energy, LLC (“Power Fuels”) is a privately held North Dakota-based environmental services provider focused on the transportation, treatment, recycling, and disposal of fluids at the company’s sites. Power Fuels is the largest environmental services company in the Bakken Shale area in North Dakota, a premier U.S. unconventional shale oil basin. Power Fuels also provides rental equipment and operates 19 company-owned disposal wells. Power Fuels serves the leading exploration & production companies in its market under the “Power Fuels” and “Landtech” brands, which have been operating in the Bakken Shale area for a combined 40 years, and through its network of 8 district offices and roughly 1,500 employees.

Heckmann Corporation

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in the press release include, without limitation forecasts of growth, revenues, adjusted EBITDA and pipeline expansion, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in acquiring and integrating businesses, including Power Fuels; whether certain markets grow as anticipated; and the competitive and regulatory environment. Additional risks and uncertainties are set forth in the Heckmann’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, the Current Report on Form 8-K filed on April 10, 2012, as well as Heckmann’s other reports filed with the United States Securities and Exchange Commission and are available at http://www.sec.gov/ as well as the Heckmann’s website at http://heckmanncorp.com/. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. Heckmann undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Heckmann and Power Fuels to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Heckmann or Power Fuels; failure to receive the approval of the stockholders of Heckmann for the issuance of stock for the transaction; and difficulties in connection with the process of integrating Heckmann and Power Fuels, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that Heckmann intends to file with the SEC in connection with the proposed transaction.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Neither Heckmann, Power Fuels nor the combined company are responsible for updating the information contained in this document beyond the publication date.

Heckmann Corporation

Additional Information

This communication does not constitute a solicitation of any vote or approval. The proposed merger transaction between Heckmann and Power Fuels will be submitted to the stockholders of Heckmann in order to obtain approval for the issuance of stock as required by the listing standards of the New York Stock Exchange. In connection with the proposed merger Heckmann will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement to be used to solicit the required approval of its stockholders. INVESTORS AND STOCKHOLDERS OF HECKMANN ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive proxy statement will be sent to stockholders of Heckmann seeking their approval of the proposed transaction. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed by Heckmann with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by contacting Heckmann’s Investor Relations at (212) 481-2050 or by accessing Heckmann’s investor relations website at www.heckmanncorp.com.

Heckmann and its respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from Heckmann’s stockholders with respect to the transaction. Information about these persons is set forth in Heckmann’s proxy statement relating to its 2012 Annual Meeting of Stockholders as filed with the SEC on March 27, 2012, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Stockholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Heckmann’s stockholders generally, by reading the proxy statement and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

About Non-GAAP Financial Measures

This press release contains non-GAAP financial measures as defined by the rules and regulations of the SEC. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of Heckmann; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. For a reconciliation of these non-GAAP financial measures to their comparable GAAP financial measures please see the Appendix to our presentation filed as Exhibit 99.2 to our Current Report on Form 8-K filed on September 4, 2012.

These non-GAAP financial measures are provided because management of Heckmann uses these financial measures in maintaining and evaluating Heckmann’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Management believes that excluding items such as acquisition expenses, amortization of intangible assets and stock-based compensation, among other items that are inconsistent in amount and frequency (as with acquisition expenses), or determined

Heckmann Corporation

pursuant to complex formulas that incorporate factors, such as market volatility, that are beyond our control (as with stock-based compensation), for purposes of calculating these non-GAAP financial measures facilitates a more meaningful evaluation of Heckmann’s current operating performance and comparisons to the past and future operating performance. Heckmann believes that providing non-GAAP financial measures such as EBITDA, adjusted EBITDA, adjusted net income (loss), and adjusted net income (loss) per share, in addition to related GAAP financial measures, provides investors with greater transparency to the information used by Heckmann’s management in its financial and operational decision-making. These non-GAAP measures should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP.

Investor Relations Contact:

Brandi Piacente

The Piacente Group, Inc.

Tel. +1 212-481-2050

heckmann@tpg-ir.com

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